Exhibit 99.1

2015 Investor Day – November 10, 2015 Maracay Homes – Pardee Homes – Quadrant Homes – Trendmaker Homes – TRI Pointe Homes – Winchester Homes

Forward Looking Statement   Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as   those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include   projections and estimates concerning the timing and success of specific projects, our ability to achieve the anticipated benefits   of the Weyerhaeuser Real Estate Company (WRECO) transaction and our future production, operational and financial results,   financial condition, prospects, and capital spending. Our forward-looking statements are generally accompanied by words   such as “estimate,” “project,” “predict,” “believe,” “expect,” “intend,” “anticipate,” “potential,” “plan,” “goal,” “will,” or other  words that convey future events or outcomes. The forward-looking statements in this presentation speak only as of the date of  this presentation, and we disclaim any obligation to update these statements unless required by law, and we caution you not to  rely on them unduly. These forward-looking statements are inherently subject to significant business, economic, competitive,   regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond   our control. The following factors, among others, may cause our actual results, performance or achievements to differ   materially from any future results, performance or achievements expressed or implied by these forward-looking statements: the   effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing   for home mortgages and strength of the U.S. dollar; market demand for our products, which is related to the strength of the   various U.S. business segments and U.S. and international economic conditions; levels of competition; the successful   execution of our internal performance plans, including restructuring and cost reduction initiatives; global economic conditions;   raw material prices; energy prices; the effect of weather; the risk of loss from earthquakes, volcanoes, fires, floods, droughts,   windstorms, hurricanes, pest infestations and other natural disasters; transportation costs; federal and state tax policies; the   effect of land use, environment and other governmental regulations; legal proceedings; risks relating to any unforeseen   changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness,   financial condition, losses and future prospects; the risk that disruptions from the WRECO transaction will harm our business;   our ability to achieve the benefits of the WRECO transaction in the estimated amount and the anticipated timeframe, if at all;   our ability to integrate WRECO successfully and to achieve the anticipated synergies therefrom; changes in accounting   principles; our relationship, and actual and potential conflicts of interest, with Starwood Capital Group or its affiliates; and   additional factors discussed under the sections captioned “Risk Factors” included in our annual and quarterly reports filed with   the Securities and Exchange Commission. The foregoing list is not exhaustive. New risk factors may emerge from time to time   and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on our   business.   2

Investor Day Opening Remarks  Doug Bauer, CEO

Homebuilding Industry   Demand Drivers   •Job growth is a positive indicator for increased demand  •Household formation/”family formations” continues to improve – Focus on Millennials  and Baby Boomers       Supply Constraints   •Land – Available developed lots in core markets well located along major  transportation corridors  •Labor – growth of trade base has not kept pace with increased volumes  •Approval process for entitlements in specific markets continues to be an obstacle to  growth       Watch List   •Houston –2016 is expected to be another year of employment adjustments  •Mid-Atlantic – turn existing assets and focus on new product in core markets  •Example: Fairfax County – 22.8 acre property, estimated yield – 163 to 190 SFA homes    •Federal election – need leadership on the fiscal side – monetary policy is not the issue       4

•Target growing deliveries from existing brands to 5,100 – 5,400 homes by 2018 (“3-Year  Goal”)  •Create additional growth by expanding geographic presence in Texas and the Southeast  through organic and/or acquisition strategies  •Continue to focus on the monetization of the longer-term assets owned by Pardee  oActivate Golden Valley (Santa Clarita), Canyon Hills PA8 (Elsinore), Ocean View Hills  PA6 (Chula Vista), Castlerock (Santee) assets through land sales and homebuilding  oPursue active adult market to increase absorption potential: 1st market entry at  Sundance Master Plan in Beaumont, CA – 699 Lots    •Optimize TRI Pointe Solutions and increase earnings contribution: Target ½% of  revenues by 2017  •Focus on operational excellence at all brands  oImprove product offerings and introduce new product to align with consumer  demand  oRevenue management: premiums, options, incentives  oCost management: increase national purchasing income, manage and grow local  trade relationships      Strategic Plan   5

A Family of Regional Homebuilders

TRI POINTE GROUP

A Family of Regional Homebuilders

QUADRANT HOMES

Market: Greater Puget Sound Area
LTM Orders: 404
LTM Deliveries: 398
LTM HB Revenue: $172,282
LTM ASP: $433
Lots Owned or Controlled: 1,422
3-Year Goal: 400 Deliveries

PardeeHomes

Markets: Los Angeles/Ventura, Inland Empire, San Diego, Las Vegas
LTM Orders: 1,131
LTM Deliveries: 1,098
LTM HB Revenue: $536,604
LTM ASP: $489
Lots Owned or Controlled: 17,075
3-Year Goal: 1,400 – 1,500 Deliveries

TRI Pointe HOMES

Markets: Orange County, Los Angeles, San Diego, San Francisco Bay Area, Denver
LTM Orders: 1,142
LTM Deliveries: 857
LTM HB Revenue: $662,417
LTM ASP: $773
Lots Owned or Controlled: 3,393
3-Year Goal: 1,400 – 1,550 Deliveries



Maracay Homes

Choices for the way you want to live.

Markets: Phoenix, Tucson
LTM Orders: 567
LTM Deliveries: 417
LTM HB Revenue: $159,669
LTM ASP: $383
Lots Owned or Controlled: 1,798
3-Year Goal: 700 Deliveries

TRENDMAKER HOMES

Markets: Houston, Austin
LTM Orders: 502
LTM Deliveries: 551
LTM HB Revenue: $280,762
LTM ASP: $510
Lots Owned or Controlled: 1,976
3-Year Goal: 700 – 750 Deliveries

WINCHESTER HOMES

YOUR HOME. YOUR WAY.

Markets: Washington DC, Richmond
LTM Orders: 396
LTM Deliveries: 405
LTM HB Revenue: $255,082
LTM ASP: $630
Lots Owned or Controlled: 2,576
3-Year Goal: 500 Deliveries

Data as of September 30, 2015

LTM Orders: 4,142
LTM Home Sales Revenue: $2,066,816
Lots Owned or Controlled: 28,240
LTM Deliveries: 3,726
LTM Average Sales Price: $555
3-Year Goal: 5,100 – 5,400 Deliveries

Land Development Company Mike McMillen

ASSET LOCATIONS   San Francisco   2   3   7   5   6   4   San Diego   Los Angeles   Project Name   Location   Total  Lots   Target  Activation   1   Golden Valley   Santa Clarita   498   Active   2   Skyline Ranch   Santa Clarita   1,260   2-4 Years   3   Banning   Inland Empire   4,318   2-4 Years   4   Natomas   Sacramento   ~120   1-2 Years   5   Meadowood   San Diego   844   1-2 Years   6   Bear Creek   Stockton   ~1,252   5+ Years   7   South Otay  Mesa   San Diego   893   5+ Years   ~9,185     1   8

GOLDEN VALLEY   City of Santa Clarita   9

PROJECT LOCATION  LAX  LAX   Downtown Los  Angeles  Downtown Los  Angeles    Simi Valley  Simi Valley   Lancaster  Lancaster   Palmdale  Palmdale   Burbank Airport  Burbank Airport   Golden Valley  Golden Valley   •Located in Santa Clarita  •21 Miles from Burbank  Airport  •33 Miles from  Downtown Los Angeles  •37 Miles from LAX    GOLDEN VALLEY   10

Golden Valley   Skyline Ranch   Five Knolls   GOLDEN VALLEY   LOCATION MAP   11

AREA AMENITIES


Henry Mayo Newhall Memorial Hospital 8 miles West
La Mesa Junior High 2.5 miles West API 835
Via Princessa Metrolink
Costco
24 Hour Fitness
SR-14
Fair Oaks Ranch
Terramar Retail Center Lowe's, Target, PetSmart, Chipotle, Bed Bath & Beyond, Shell
Golden Oak Elementary API 910
Golden Valley High School 2 miles West API 772
Golden Valley
Olive View–UCLA Medical Center 11 miles South
Interstate 5 6 miles West
Proposed Disney Studio

GOLDEN VALLEY

12

GOLDEN VALLEY PROJECT AMENITIES 13

GOLDEN VALLEY   COMMUNITY REC AREA REAR PLAN- HOA   •Fitness Center  •Multi-Purpose Room  •Indoor Kitchen  •Bocce Ball    •Entertainment Areas  •Outdoor BBQ  •Fire Pits  •Large Lawn Area    •Lap Pool  •Kids Pool  •Spa  •Splash Pad    14

IMAGES 15

GOLDEN VALLEY PRODUCT LOCATION PLAN 16

ARCHITECTURAL PROGRAMMING

Product Type	Plan Type	Unit Mix	Target Size	# of Stories	Bed	Bath	Den	Bonus	Garage
Active Adult	Plan 1	14	1,625	1	2	2	Option	n/a	2
	Plan 2	14	1,660	1	2	2	Option	n/a	2
	Plan 3	14	1,695	1	2	2	Option	n/a	2
	Plan 1X	17	2,350	2	3	2.5	Std	Std	2
	Plan 2X	18	2,550	2	3	2.5	Std	Std	2
	Plan 3X	18	2,600	2	3	3	Std	Std	2
	Total =	95							
50 x 105	Plan 1	27	2,500	2	4	3	Option	Std	2
	Plan 2	37	2,700	2	4	3	Option	Std	2
	Plan 3	43	2,900	2	4	3.5	Option	Std	3 T
	Total =	107							
55 x 105	Plan 1	29	3,000	2	4	3.5	Option	Std	3 T
	Plan 2	41	3,200	2	4	4	Option	Std	3 T
	Plan 3	47	3,400	2	5	4.5	Option	Std	3 T
	Total =	117							
60 x 105	Plan 1	17	3,000	1	4	4.5	Option	Std	2
	Plan 2	28	3,500	2	5	4.5	Option	Std	2 + 1 Splt
	Plan 3	28	3,700	2	5	5.5	Option	Std	3 T
	Plan 4	39	3,900	2	5	5.5	Option	Std	3 T
	Total =	112							
70 x 105*	Plan 1	17	4,000	2	5	5.5	Std	Std	3 T
	Plan 2	23	4,250	2	5	5.5	Std	Std	4 T
	Plan 3	27	4,400	2	6	6	Std	Std	2 + 2 Splt
	Total =	67							

Overall Total = 498 Homes

* Possible opportunity for single story

GOLDEN VALLEY

TRI POINTE GROUP

17

GOLDEN VALLEY ARCHITECTURE INSPIRATION IMAGES 18

GOLDEN VALLEY NEW HOME COMPETITION Source: Meyers Research

GOLDEN VALLEY KEY TAKEWAYS Where are the opportunities to increase value?  Marketing: Rename & brand the community to a “premium” lifestyle  Amenities: New design of “high level” amenities to increase home revenue & lot values  Optimize value: Deliver “finished lots” to guest builders, comprehensive offering  Monetize asset: Activate community to achieve builder sales & lot closings in 2016  Profitability: Anticipate Profit Participation with Guest Builders  TPH $   20

SKYLINE RANCH   County of Los Angeles   21

Golden Valley   Skyline Ranch   Five Knolls   SKYLINE RANCH   LOCATION MAP 22

Canyon   High School   Leona Cox   Elementary   Sierra Vista   Junior High   Canyon Country Plaza  Ralph’s, Food 4 Less, Restaurants,  Big 5 Sporting Goods, Pharmacies  I-5 Freeway  7 Miles West  Valencia City Center   Employment Opportunities   6 Miles West   Valencia Westgate Mall   6 Miles West   Skyline Ranch   SR-14   AREA AMENITIES   SKYLINE RANCH   23

PROJECT AERIAL   SKYLINE RANCH   24

SKYLINE RANCH PLAN COMPARISON 25

PRODUCT MIX BY PA BREAKDOWN   Market Rate   Age  Qualified   SKYLINE RANCH   Existing Proposed   Product Type   Yield   Mix   Yield   Mix   Grayson         138   11%   45 x 90 Lot    189    16%   55 x 90 Lot    208    17%   50 x 100 Lot    138    11%   55 x 105 Lot    658    52%   60 x 100 Lot    144    12%   60 x 105 Lot    337    27%   65 x 100 Lot    173    14%   70 x 105 Lot   265   21%    Subtotal   1,260   100%   990   81%   55 x 90         81   7%   50 x 100         62   5%   65 x 90         81   7%    Subtotal   0   0%   224   19%    Grand Total   1,260   100%   1,214   100%     26

SKYLINE RANCH   KEY TAKEWAYS    Where are the opportunities to increase value?         Market Demand: Supply constrained market, continuation to Golden Valley      Team: Developed “All Star” consultant team to expedite approval process with LA County      Optimize value: Re-positioned community plan with greater mix of lot sizes and product diversity      Profitability: Increased profitability with development cost reductions, lot premiums, and market segmentation for faster absorption   TPH $   27

BANNING City of Banning 28

•30 miles east of  Riverside  •27 miles west of  Palm Springs  •80 miles east of  Los Angeles        PROJECT LOCATION   Banning  Banning  BANNING   29

Sun Lakes Village Shopping Center    Home Depot, Walmart, Bed Bath & Beyond,   Albertsons, Food 4 Less, Best Buy, Kohl’s    Cabazon Outlet Mall  8 Miles East  Sundance    Elementary   San Gorgonio    Middle School   Glen View    High School    Banning Transit  Bus Stop  Banning Project   Sundance   AREA AMENITIES    Anna Hause  Elementary  BANNING   30

PROJECT AERIAL BANNING   31

BANNING   OPEN SPACE PLAN   32

BANNING   SITE PLAN   33

Existing   Proposed   Product Type   Yield   Mix   Yield   Mix   6 Pack SFD         572   13%   Cluster   1,106   26%    386    9%   38 x 110 Lot   208   5%         45 x 100 Lot    566    13%   45 x 110 Lot    1,109    26%   50 x 100 Lot    728    17%   50 x 110 Lot    958    22%   55 x 100 Lot    793    18%   55 x 110 Lot   362   8%   60 x 110 Lot    575    13%   557   13%    Subtotal   4,318   100%   3,602   83%   Cluster         192   4%   50 x 100         198   5%   55 x 100         168   4%   65 x 100         158   4%    Subtotal   0   0%   716   17%    Grand Total   4,318   100%   4,318   100%     PRODUCT MIX BY PA BREAKDOWN   Market Rate   Age  Qualified   BANNING   34

BANNING   KEY TAKEWAYS    What are the opportunities to increase value?         Market Demand: Sundance is performing well, bring community to market sooner than anticipated      Amenities: New programming of “open space” amenities and trails for community connectivity      Optimize value: Introduction of Age Qualified, more balanced mix of lot size/product segmentation      Profitability: Increased profitability with faster absorption, lot premiums, earlier market entry   TPH $   35

Add  Photo   36   Andy Warren

•Established in 1991  •Office located in Scottsdale Arizona.  •Active operations in greater Phoenix and  Tucson markets.  •92 employees, including sales and field  •17 active selling locations as of 9/30/15    •LTM deliveries as of 9/30/15: 417  •Lots owned or controlled (1): 1,798    37   Company Overview   (1) Includes land under a purchase contract or option contract as of September 30, 2015

•Population: 4.5 million – 12th  largest MSA & one of fastest  growing in US  •Median resale: $217,000  •Median new home: $293,000  •Maracay Homes targets the  premium segment of the  production housing market,  which centers in three areas:  Southeast Valley, West Valley,  Northwest Valley    Southeast  Valley  West  Valley   Northwest  Valley   Phoenix   Market Overview   38   Source: ASU, WP Carey School of Business, Center for Real Estate Theory and Practice

•Population: 1.0 Million. Second  largest city in Arizona  •2 hours southeast of Phoenix  •Median resale: $177,000  •Median new home: $251,000  •Maracay Homes targets the  premium segment of the  production housing market,  which is primarily centered in  northwest Tucson, specifically  the Tangerine Road corridor  between Marana and Oro Valley.  Also successful with infill projects  in the higher-end Foothills region  in northeast Tucson    Northwest/Tangerine  Road Corridor   Foothills   Tucson   Market Overview   39   Source: Bright Future Real Estate Research LLC

Maracay Homes
Choices for the way you want to live.

Employers by County

TRI POINTE GROUP

EAST VALLEY LARGEST EMPLOYERS	
Organization	**Jobs**
Intel Corporation	11,960
Banner Health	11,426
Arizona State University	9,360
Mesa Unified School District 4	8,220
Wells Fargo	7,533
Walmart	5,893
Honor Health	5,050
Boeing Co	4,150
Gilbert Unified School District 41	3,650
Jpmorgan Chase Bank National Association	3,223

NORTH WEST VALLEY LARGEST EMPLOYERS	
Organization	**Jobs**
Banner Health	5,595
Honeywell	3,847
American Express	3,095
USAA Phoenix Office	2,900
Walmart	2,862
Wells Fargo	2,768
Discover Financial Services	2,365
Safeway	1,750
Cigna Healthcare Of Arizona Inc	1,714
Cox Communications Inc	1,700

WEST VALLEY LARGEST EMPLOYERS	
Organization	**Jobs**
United States Department of the Air Force	5,010
Walmart	4,530
Banner Health	3,211
State of Arizona	2,710
Peoria Unified School District 11	2,370
Dysart Unified School District 89	1,790
Glendale Elementary School District 40	1,600
City of Glendale	1,590
Peoria Unified School District 11	1,340
Deer Valley Unified School District 97	1,340

TUCSON LARGEST EMPLOYERS	
Organization	**Jobs**
University of Arizona	11,047
Raytheon Missile Systems	9,933
Davis-Monthan Air Force Base	8,281
Pima County	7,328
Tucson Unified School District	6,525
Banner - University Medical Center	6,329
City of Tucson	4,845
U.S. Border Patrol	4,135
Carondelet Health Network	3,476
TMC HealthCare	2,954

Source: Greater Phoenix Economic Council

40

Phoenix   Market Metrics   Source: John Burns Real Estate Consulting   41

Phoenix   Market Metrics   Source: John Burns Real Estate Consulting   42

Tucson  Market Metrics  Source: John Burns Real Estate Consulting  43

Tucson   Market Metrics   Source: John Burns Real Estate Consulting   44

Maracay Homes

Choices for the way you want to live.

Lots Owned or Controlled (1)

TRI POINTE GROUP

Phoenix, Arizona



= Active Project
= Closing Out
= Future Project
Phoenix
Glendale
Scottsdale
Tempe
Mesa
Chandler
Gilbert

	Project Name	City	Total # of Lots	Lots Owned or Controlled as of 9/30/15
1	Verrado Tilden	Buckeye	102	11
2	Verrado Palisades	Buckeye	63	50
3	Verrado Victory	Buckeye	98	89
4	Artesian Ranch	Chandler	90	41
5	Vaquero Ranch	Chandler	74	17
6	Maracay at Layton Lakes	Chandler	47	46
7	Sendera Place	Chandler	34	27
8	Arch Crossing at Bridges	Gilbert	67	25
9	Trestle Place at Bridges	Gilbert	73	20
10	Artisan at Morrison Ranch	Gilbert	105	105
11	Marquis at Morrison Ranch	Gilbert	66	66
12	Calderra at Palm Valley	Goodyear	81	7
13	Kinetic Point at Eastmark	Mesa	80	32
14	Lumiere Garden at Eastmark	Mesa	85	35
15	Aileron Square at Eastmark	Mesa	58	58
16	Curie Court at Eastmark	Mesa	106	106
17	The Reserve at Plaza del Rio	Peoria	162	88
18	Maracay at Northlands	Peoria	48	25
19	Meadows - 5500's	Peoria	81	81
20	Meadows - 6500's	Peoria	56	56
21	Meadows - Oversized	Peoria	37	37
22	The Preserve at Hastings Farms	Queen Creek	89	57
23	Villagio	Queen Creek	135	55
7	Sendera Place	Chandler	45	45
24	Chandler Heights	Chandler	84	84
18	Northlands	Peoria	42	42
	Phoenix Lots Owned or Controlled:		2,008	1,305

(1) Includes land under a purchase contract or option contract as of September 30, 2015

45

Maracay Homes
Choices for the way you want to live.

Lots Owned or Controlled (1)

TRI POINTE GROUP

Tucson, Arizona


25
26
27 28
29 30
33
31
32
Tucson
= Active Project
= Closing Out
= Future Project

	Project Name	City	Total # of Lots	Lots Owned or Controlled as of 9/30/15
25	Tortolita Vistas	Marana	43	24
26	Rancho del Cobre	Oro Valley	68	39
27	Desert Crest - CP Vistoso	Oro Valley	103	103
28	The Cove - CP Vistoso	Oro Valley	83	83
29	Summit (South) - CP Vistoso	Oro Valley	87	87
30	The Pinnacle - CP Vistoso	Oro Valley	70	70
31	Deseo at Sabino Canyon	Tucson	39	8
32	Ranches at Santa Catalina	Tucson	34	34
25	Tortolita Vistas	Marana	12	12
33	Rooney Ranch	Oro Valley	33	33
	Tucson Lots Owned or Controlled:		**572**	**493**
	Total Maracay Lots Owned or Controlled:		**2,580**	**1,798**

(1) Includes land under a purchase contract or option contract as of September 30, 2015

46

•55+ Active Adult community developed  by DMB Associates in Phoenix West Valley  premium Verrado master plan  •Active adult anticipated to include 3,500  of the 11,000 planned homes in the  highly amenitized Verrado  •Maracay controls 98 lots in initial phase  and anticipates rolling into future phases  for a multi-year program    Company Overview   Victory at Verrado – Buckeye, AZ  47

•Sales opened in January 2015; 22 sales  YTD  •Victory-specific amenities scheduled for  completion in December 2015  •Maracay developed age-targeted product  series incorporating Universal Design  elements    •One-story only home designs range  from 2,200-2,800 sq ft  •Lot size min 70’x120’ (8,400 sq ft)  •Base prices range from $368K to $375K  •Ave price in backlog $487K  •High option revenue (~$95K) and lot  premium revenue (~$28K)  •Current gross margins at 18.5%    Company Overview   Victory at Verrado – Buckeye, AZ   48

Maracay Homes
Choices for the way you want to live.
Company Overview
TRI POINTE GROUP

Morrison Ranch – Gilbert, AZ

- 3,000 acre Master Plan in sought-after East Valley Gilbert location
- Second-to-last phase of community which has developed over a 15 year period
- Unique rural ranch, agricultural themed community with 400 acres of pedestrian oriented greenbelts, fishing lakes, white rail fences.
- Farmhouse inspired architectural aesthetic with front porches, craftsmen-inspired home designs


85' x 135'
85' x 135'
70' x 130'
50' x 120'
60' x 125'
50' x 120'



- Maracay developing two parcels
  - 105 - 50x120' lots (6,000 sq ft)
  - 66 - 70'x130' lots (9,100 sq ft)
- Two other builders (Ashton Woods & Fulton) in same phase

49

•Maracay developing two new one  and two story product series to fit  with community requirements  •35’ wide Artisan series, 2,000 –  3,200 sq ft, anticipated base  price range $285K - $338K  •50’ wide Marquis Series, 2,300 –  4,000 sq ft; anticipated base  price range $355K - $424K      •Site currently in final  development  •Models and sales  opening scheduled for 1st  quarter 2016    Company Overview  Morrison Ranch – Gilbert, AZ  50

[VALUE]  [VALUE]  [VALUE] [VALUE]  [VALUE]  [VALUE]  1.0  1.5  2.0  2.5  3.0  3.5  4.0  4.5  5.0  0  100  200  300  400  500  600  YTD14  YTD15  Orders  Deliveries  Absorption  Orders, Deliveries and Absorption Rate  For the nine months ended September 30, 2014 and 2015  58%  YTD14 YTD15  16.4 17.3  Average Selling Communities  HB Revenue, Gross Profit $’s and Gross Margin %  For the nine months ended September 30, 2014 and 2015  [VALUE]  [VALUE]  [VALUE]  [VALUE]  19.5%  16.1%  10.0%  15.0%  20.0%  25.0%  30.0%  $0  $20,000  $40,000  $60,000  $80,000  $100,000  $120,000  $140,000  YTD14  YTD15  HB Revenue  Gross Profit $  GM %   YTD14 YTD15  $376K $380K  Average Sales Price of Deliveries mcay.png •Strengthening Phoenix market has led to increases in  orders and deliveries in 2015  •Increase in orders largely due to a higher absorption  pace as community count stayed relatively flat    50%  •Margin compression in 2015 is the result of higher lot  costs and weak market conditions in 2014  •Margins have recently stabilized and started to trend  higher thanks to improving market conditions    8%  51

Add photos Alan Shapiro

Company Overview   •Established in 1979  •Office located in Bethesda, Maryland  •Operate in Northern Virginia & Suburban  Maryland  •106 employees, including sales and field  •13 active selling locations as of 9/30/15  •LTM Deliveries as of 9/30/15: 405  •Lots owned or controlled (1): 2,576    Add Logo here C:\Users\FischeBe\Downloads\Sorrento Terrace-Front Elevation twilight.jpg S:\Community Development-SD\Pictures\Sorrento Heights-P3_Front Elevation.jpg (1) Includes land under a purchase contract or option contract as of September 30, 2015    53

WINCHESTER HOMES
YOUR HOME. YOUR WAY.™

DC Market Overview

TRI POINTE™ GROUP

Population:
- Baltimore: 2,800,100
- Washington: 6,105,200

Median Resale
- Baltimore: $236,000
- Washington: $355,000

Median New Home
- Baltimore: $400,900
- Washington: $481,800

New Home Markets are Divided into **6** Primary Submarkets Located off Main Transportation Corridors


Frederick
Harpers Ferry
Charles Town
Purcellville
Leesburg
Ashburn
Herndon
Chantilly
Fairfax
Marshall
Manassas
Warrenton
Gaithersburg
Rockville
Bethesda
Tysons
Washington
Alexandria
Columbia
Baltimore
Towson
Glen Burnie
Bowie
Annapolis
Waldorf
La Plata
Chesapeake Beach
Huntingtown
Prince Frederick
I-70 Corridor
I-270
Dulles Toll Rd
66
I-95 South
BW Corridor



Submarkets: Dulles Toll Road
I-66
I-270
I-95 South
BW Corridor
I-70 Corridor

Source: John Burns Real Estate Consulting and Metrostudy

54

Employers by County

Top Employers: By MSA

Washington MSA*		Baltimore MSA**	
Top Employers		**Top Employers**	
County Schools	98,000+	Johns Hopkins Health	22,000
Inova Health System	16,000	Med Star Health	22,000
Marriott International	15,200	Johns Hopkins U	15,800
U of Md. College Park	13,900	Verizon Inc.	14,000
WAMATA	12,900	Northrop Grumman	11,000
Fairfax County Govt.	12,300	Constellation Energy	8,700
Booz Allen Hamilton	11,000	McCormick & Co.	8,000
Verizon Comm.	11,000	Care First Blue Cross	6,500
Montgomery Cty Gov.	10,000	W.R. Grace & Co.	6,300
Lockheed Martin Corp	9,000	University of Md Med.	6,200
Deloitte LLP	8,000	Lifebridge Health	5,700
General Dynamics	8,000	Legg Mason Inc.	5,300
Computer Sciences co.	7,200	Magellan Health Svcs	4,800
Hilton Worldwide	7,200	T Rowe Price	3,700
Kaiser Permanente	6,900	Mercantile Bank Share	3,300
George Mason Univ.	6,600	Rouse Companies	3,100
George Mason Univ.	6,600	Under Armour	1,100
Children's Natl. Health	6,300	**Federal Govt *****	
Leidos Holdings inc.	6,000	Maryland	280,000
Long & Foster Cos.	5,300	Virginia	321,000
Adventist Healthcare	5,200	District of Columbia	365,000
Fannie Mae	5,100	*Includes Federal & Cabinet Level agency	



Frederick
Towson
Baltimore
Columbia
Gaithersburg
Rockville
Leesburg
Ashburn
Herndon
Bethesda
Bowie
Tysons
Chantilly
Waldorf
La Plata

Sources
*Washington Business Journal July 3, 2015
**Baltimore Sun, Sunspot staff, 2015
***Governing.com

55

Washington MSA  Market Metrics   Source: John Burns Real Estate Consulting 56

Washington MSA  Market Metrics   Source: John Burns Real Estate Consulting  57

Baltimore MSA  Market Metrics  Source: John Burns Real Estate Consulting 58

Baltimore MSA  Market Metrics  Source: John Burns Real Estate Consulting   59

WINCHESTER HOMES
YOUR HOME. YOUR WAY.
Lots Owned or Controlled (1)
TRI POINTE GROUP

Virginia Lots


Frederick
Baltimore
Towson
Columbia
Glen Burnie
Harpers Ferry
Charles Town
Purcellville
Leesburg
Ashburn
Gaithersburg
Rockville
Bethesda
Bowie
Annapolis
Herndon
Chantilly
Tysons
Washington
Fairfax
Alexandria
Manassas
Marshall
Warrenton
Waldorf
Bealeton
La Plata
= Active Project
= Closing Out / For Sale
= Future Project

	Project Name	City	Total # of Lots	Lots Owned or Controlled as of 9/30/15
1	Reserve at Waples Mill	Oakton	28	7
2	Stuart Mill & Timber Lake	Oakton	19	15
3	Stable Hill	Glen Allen	49	1
4	Village of Piedmont	Haymarket	168	158
5	English Manor Townhomes	Ashburn	34	16
6	Glenmere at Brambleton SFD	Ashburn	73	27
7	Glenmere at Brambleton SFA	Ashburn	79	22
8	West Park at Brambleton	Ashburn	45	0
9	One Loudoun, Ashburn	Ashburn	168	8
10	Vistas at Lansdowne, Lansdowne	Lansdowne	120	112
11	Willowsford Grant II, Aldie	Aldie	1	1
12	Willowsford Grant, Aldie	Aldie	36	2
13	Willowsford Greens, Aldie	Aldie	38	19
14	Brambleton Ceighton East	Ashburn	2	2
6	Glenmere at Brambleton SFD	Ashburn	27	27
7	Glenmere at Brambleton SFA	Ashburn	52	52
11	Willowsford Grant II, Aldie	Aldie	54	54
15	Fair Oaks Church	Fairfax	170	170
		Virginia Lots Owned or Controlled:	1,163	693

(1) Includes land under a purchase contract or option contract as of September 30, 2015

60

WINCHESTER HOMES YOUR HOME. YOUR WAY.
Lots Owned or Controlled (1)
TRI POINTE GROUP

Maryland Lots


Frederick
Towson
Baltimore
Columbia
Glen Burnie
Gaithersburg
Leesburg
Ashburn
Rockville
Bowie
Annapolis
Herndon
Bethesda
Tysons
Washington
Chantilly
Fairfax
Alexandria
Manassas
Chesapeake
= Active Project
= Closing Out / For Sale
= Future Project

	Project Name	City	Total # of Lots	Lots Owned or Controlled as of 9/30/15
1	Hawthornes Grant	Arnold	0	11
2	Watson's Glen	Millersville	103	101
3	Landsdale Village SFD	Monrovia	222	214
4	Landsdale Everson Townhomes	Monrovia	100	100
5	Landsdale TND Neo Everson	Monrovia	77	77
6	Walnut Creek	Ellicott City	19	6
7	Cabin Branch SFD	Clarksburg	359	320
8	Cabin Branch Boulevard Townhomes	Clarksburg	61	61
9	Cabin Branch Everson Townhomes	Clarksburg	567	523
10	Preserve at Stoney Creek	Rockville	0	5
11	Preserve at Rock Creek	Rockville	68	12
12	Poplar Run Everson Townhomes	Silver Spring	136	52
13	Poplar Run SFD	Silver Spring	326	129
14	Poplar Run Lots for Sale	Silver Spring		67
15	Potomac Highlands	Potomac	23	23
16	Glenmont MetroCenter	Silver Spring	89	89
16	Glenmont MetroCenter	Silver Spring	82	82
6	Walnut Creek	Ellicott City	11	11
		Maryland Lots Owned or Controlled:	2,243	1,883
		Winchester Lots Owned or Controlled:	3,406	2,576

(1) Includes land under a purchase contract or option contract as of September 30, 2015

61

Cabin Branch – Clarksburg, MD   Add Logo here   •Located west of I-270 in Clarksburg,  Montgomery County, Maryland in the I-270  Technology corridor  •The site consists of 540 acres (Winchester  owns 217 acres)  •Designed as a mixed use, transit oriented  and pedestrian friendly neighborhood  •Winchester owns 987 fully entitled lots  •359 Market rate single family detached lots  •504 Fee simple townhome lots  •124 Fee simple townhouses built under  Montgomery County’s Moderately priced  Dwelling Unit program.    • NVR owns the remaining 605 lots  (128 2/2 condo, 108 SFA, 369 SFD)  •Shared infrastructure through a joint  development agreement  •Simon Properties Clarksburg Premium  Outlets opening fall 2016    Cabin Branch  Cabin Branch   Community Overview   62

Community Overview  Cabin Branch – Clarksburg, MD   63

•24’,30’,36’ wide single family detached  product  •Square footage range: 2,500 to 3,600  •Current base price range: $480K to  $719K    •18,20,22’ wide single family attached  product  •Square footage range: 2,000 to 2,700  •Current base price range: $375K to  $390K      8EFE9889-2590-0D9C-E29F6E8AED40F348.jpg 7B0FCF55-2590-0D9C-E203AE1C2175E2FB.jpg 8EFEBF25-2590-0D9C-E28199B74AB78C41.jpg Cabin Branch - Clarksburg, MD   Community Overview   64

Potomac Highlands - Potomac, MD   Add Logo here   cabin1.jpg camberley clear.jpg •23 fee simple townhomes  •Sold under premium Camberley brand  •Located in Potomac, MD  •Short distance to I-270 and I-495  •Close to upscale mall, shops,  restaurants and entertainment  •Constrained land supply market, only  2 new home closings since 2012    Community Overview  65

Potomac Highlands - Potomac, MD   •(19) 26-28’ Wide Luxury Elevator  Towns  •Square footage range: 4,000 +  •Anticipated base price range:  Low $1.0 M      •(4) 18’ Affordable Towns  •Square footage: 1,400 to 1,500  •Anticipated base price range:  $180K  Community Overview   66

[VALUE]   [VALUE]  [VALUE]   [VALUE]   [VALUE]  [VALUE]  1.0  1.5  2.0  2.5  3.0  3.5  4.0  0  50  100  150  200  250  300  350  YTD14  YTD15  Orders  Deliveries  Absorption  Orders, Deliveries and Absorption Rate  For the nine months ended September 30, 2014 and 2015  23%  YTD14 YTD15    19.1 13.5    Average Selling Communities   HB Revenue, Gross Profit $’s and Gross Margin %  For the nine months ended September 30, 2014 and 2015  [VALUE]   [VALUE]   [VALUE]  [VALUE]  19.1%  13.4%  10.0%  15.0%  20.0%  25.0%  30.0%  $0  $50,000  $100,000  $150,000  $200,000  YTD14  YTD15  HB Revenue  Gross Profit $  GM %   YTD14 YTD15    $747K $631K    Average Sales Price of Deliveries   •Orders 23% higher despite 5.6 fewer average selling  communities  •Absorption pace 73% higher, thanks to greater focus  on inventory turns and product repositioning    73%   (9%)   Financial Metrics  •HB Revenue declined due to mix shift to lower ASP  homes as a result of product repositioning efforts  •Gross margin decline reflects higher incentives as a  result of market weakness    67

Ken Krivanec

•Established in 1969  •Office located in Bellevue, Washington  •Operate in the 6 core counties that  comprise the greater Puget sound area of  the Seattle market  •96 employees, including sales and field  •11 active selling locations as of 9/30/15  •LTM Deliveries as of 9/30/15: 398  •Lots owned or controlled (1): 1,421    Click to View Full-Screen Image Company Overview   (1) Includes land under a purchase contract or option contract as of September 30, 2015    69

Seattle MSA  Market Overview  County   Population   Unemployment  Rate   Median  Income   Kitsap    256,890   5.2%    $ 61,892   King    2,070,488   3.6%    $ 71,993   Pierce    834,906   6.1%    $ 59,463   Skagit    118,837   6.3%    $ 55,919   Snohomish    757,598   3.9%    $ 69,476   Thurston    267,951   5.6%    $ 60,726     County Market Areas:  •Market made up of 6 counties  •Median Resale Sales Price: $350,000  •Median New Home Sales Price: $461,000    Sources: Nielson-Claritas and BLS   70

Seattle Market Metrics   Source: John Burns Real Estate Consulting 71

Seattle Market Metrics  Source: John Burns Real Estate Consulting  72

Top Employers: By County   King   Snohomish   Top Employers   Top Employers   Boeing   85,000   Boeing   40,000   Microsoft   41,664   Naval St Everett   6,350   U of W   29,800   State WA   5,400   Providence   20,240   Providence   3,500   Amazon   15,000   Tulalip   3,500   King Co.   12,993   Sno County   2,700   USPS   11,914   Everett Clinic   2,500   Starbucks   10,837   Premera   2,400   City of Seattle   10,479   Everett SD   2,025   Nordstrom   9,281   Philips Med   2,000   Pierce   Thurston   Top Employers   Top Employers   Joint Base LM   66,054   State Govt.   24,762   Schools   13,408   Local Govt.   11,440   Multicare   6,904   Providence   1,600   WA State   6,455   Franciscan   5,338   Pierce Co.   2,979   Kitsap   WA Higher Edu   2,556   Top Employers   Fred Meyer   2,560   Naval Base Kitsap   16,372   State Farm   2,206   Harrison MC   2,442   City of Tacoma   2,078   Source: County Websites     Employers by County   73

QUADRANT HOMES

Lots Owned or Controlled (1)

TRI POINTE GROUP



Lopez Island
Anacortes
Fidalgo Island
Sedro-Woolley
Burlington
Mt Vernon
La Conner
Lake Cavanaugh
Oak Harbor
Oso
Stanwood
Coupeville
Camano Island
Arlington
Port Townsend
Sequim
Port Hadlock-Irondale
Blyn
Whidbey Island
Marysville
Everett
Port Ludlow
Snohomish
Quilcene
Lynnwood
Bothell
Poulsbo
Redmond
Brinnon
Bainbridge Island
Seabeck
Seattle
Bremerton
Port Orchard
Issaquah
Renton
Belfair
Vashon Island
SeaTac
Kent
Tacoma
= Active Project
= Closing Out
= Future Project

	Project Name	City	Total # of Lots	Lots Owned or Controlled as of 9/30/15
1	Skagit Highlands	Mt Vernon	423	25
1	Skagit Clearwater Court	Mt Vernon	11	11
1	Skagit Surplus Pod E	Mt Vernon	4	4
4	Kings Corner 1&2	Mill Creek	116	34
5	Filbert Glen	Bothell	16	7
4	King's Corner 3	Mill Creek	29	29
7	Evergreen Heights	Monroe	71	71
8	Palm Creek	Bothell	41	41
9	Garrison Glen	Kent	30	5
10	Sonata Hill	Auburn	71	44
11	The Gardens at Eastlake	Sammamish	8	8
12	Heathers Ridge	Kirkland	41	39
13	Hedgewood	Redmond	11	11
14	Grasslawn Estates	Redmond	4	4
15	Vintner's Place	Kirkland	35	35
13	Hedgewood East	Redmond	15	15
17	Trailside	Redmond	9	9
18	Copperwood	Renton	46	46
19	Parkwood Terrace	Woodinville	15	15
20	Hazelwood Ridge	Newcastle	30	30
21	Inglewood Landing	Sammamish	21	21
22	Jacobs Landing	Issaquah	20	20
23	Kirkwood Terrace	Sammamish	12	12
24	English Landing P2	Redmond	25	25

(1) Includes land under a purchase contract or option contract as of September 30, 2015

74

QUADRANT HOMES

Lots Owned or Controlled (1)

TRI POINTE GROUP



Port Ludlow
Snohomish
Gold Bar
Quilcene
Lynnwood
Poulsbo
Bothell
Brinnon
Seabeck
Bainbridge Island
Redmond
Seattle
Bremerton
Port Orchard
Issaquah
Renton
Belfair
SeaTac
Vashon Island
Kent
Tacoma
Lakewood
Puyallup
Buckley
Olympia
= Active Project
= Closing Out / For Sale
= Future Project

	Project Name	City	Total # of Lots	Lots Owned or Controlled as of 9/30/15
24	English Landing P1	Redmond	50	50
12	Heathers Ridge South	Redmond	8	8
27	Cedar Landing	North Bend	123	123
28	42nd Avenue Townhomes	Seattle	40	40
29	Pearl & Delores	Seattle	12	12
30	Monarch Ridge	Sammamish	59	59
31	Harbor Hill S-9	Gig Harbor	40	6
31	Harbor Hill S-8	Gig Harbor	33	33
33	Chambers Ridge	Tacoma	24	9
34	Tehaleh	Bonney Lake	85	3
35	The Enclave at Harbor Hill	Gig Harbor	33	33
36	Campus Fairways	Lacey	39	33
37	McCormick Meadows	Poulsbo	167	66
38	Vinland Pointe	Poulsbo	90	21
39	Mountain Aire	Poulsbo	145	145
41	Campus Fairways	Lacey	40	40
42	Viscaia	Bellevue	18	18
43	The Grove at Canyon Park	Bothell	60	60
45	Hawks Glen	Redmond	27	27
46	Breva	Bellevue	29	29
47	Aurea	Sammamish	38	38
31	Harbor Hill S-7	Gig Harbor	7	7
	Quadrant Lots Owned or Controlled:		**2,271**	**1,421**

(1) Includes land under a purchase contract or option contract as of September 30, 2015

75

•49 lots - 30’ & 40’ wide product  •Woodley Architectural Group designs  •Square footage range: 1,833 to 3,112  •Base price range: $780K to $935K  •Opened for sales on 5/16/15, sold 25 for  an absorption rate of 5.1 per month (1)  •Expected gross margins for this project is  23%    Heathers Ridge – Kirkland, WA  Community Overview   (1) Sales data as of 9/30/15

•75 Lots - 40’ wide product  •Woodley Architectural Group Designs  •Square footage range: 3,000 to 4,000  •Base price range: $910K to $1.0 million  •Anticipated opening November 2016  •Expected gross margins for this project  is 22%  Education Hill:  •Highly regarded schools  •Easy commute to Microsoft  •Redmond Town Center    English Landing – Redmond, WA

[VALUE]  [VALUE]  [VALUE]  [VALUE]  [VALUE]  [VALUE]  1.0  1.5  2.0  2.5  3.0  3.5  4.0  4.5  5.0  0  50  100  150  200  250  300  350  400  YTD14  YTD15  Orders  Deliveries  Absorption  Orders, Deliveries and Absorption Rate  For the nine months ended September 30, 2014 and 2015  23%    YTD14 YTD15  12.8 10.8  Average Selling Communities  HB Revenue, Gross Profit $’s and Gross Margin %  For the nine months ended September 30, 2014 and 2015  [VALUE]  [VALUE]  [VALUE] [VALUE]  15.3%  15.8%   10.0%  11.0%  12.0%  13.0%  14.0%  15.0%  16.0%  17.0%  18.0%  19.0%  20.0%  $0  $20,000  $40,000  $60,000  $80,000  $100,000  $120,000  $140,000  YTD14  YTD15  HB Revenue  Gross Profit $  GM %   YTD14 YTD15  $405K $426K  Average Sales Price of Deliveries  •Favorable market conditions, innovative product  designs and a strategic repositioning to the Eastside  had led to healthy Y-O-Y increases to deliveries and  orders    •Higher home sales revenues are a function of  increases in deliveries and average sales prices  •Anticipate these trends to continue into 2016 based  on current backlog and market conditions    43%  Financial Metrics  78

Las Vegas Division   79  Klif Andrews

Division Overview   •Established in 1952  •Office located in Las Vegas, Nevada  •Division Operations have included:  •Merchant homebuilding operations  •Masterplan community design and  development  •Large scale land development and  entitlement    •88 Employees, including sales and field  •11 active selling communities as of 9/30/15    •LTM deliveries as of 9/30/15: 350  •Lots owned or controlled (1): 1,922       Las Vegas Division   80 (1) Includes land under a purchase contract or option contract as of September 30, 2015

•Market made up of only one  county, Clark County  •Area: Approx 600 sq miles  •Population: Approx 2,000,000  •Median Resale: $193,200(1)  •Median New Home: $305,047(1)  •New home market is divided into 6  primary submarkets located off  main transportation corridors  •Pardee currently operates in 5 of  these submarkets    Las Vegas  Market Overview   Pardee Projects  C:\Users\taylormi\Desktop\Pardee Logo.png 1  10   9  8  7   6  5   4 3  2   13  12 11   Northwest  Southwest   North Las  Vegas  Summerlin  South  Henderson   Summerlin  Las Vegas Division   81   Source: (1) UNLV Center for Business and Economic Research

Las Vegas  Market Metrics   Source: John Burns Real Estate Consulting  Las Vegas Division   82

Las Vegas  Market Metrics  Source: John Burns Real Estate Consulting   Las Vegas Division   83

Top Employers: By County(1)   Clark   Top Employers   MGM Resorts   41,000   Clark County School District   35,000   Wynn Resorts   12,500   Clark County Gov   11,500   Nellis AFB   9,500   UNLV   5,500   Caesers   5,000   Southwest Airlines   3,500   University Medical Center   3,000     Employers by County   Las Vegas Division   Source: (1) UNLV – Center for Business and Economic Research   84

PardeeHomes
Las Vegas Division

Lots Owned or Controlled (1)

TRI POINTE GROUP


North Las Vegas
Las Vegas
Spring Valley
Paradise
McCarran International Airport
Summerlin South
Nellis AFB
Enterprise
= Active Project
= Closing Out
= Future Project

	Project Name	City	Total # of Lots	Lots Owned or Controlled as of 9/30/15
1	LivingSmart at Eldorado Ridge	Las Vegas	169	22
2	LivingSmart at Eldorado Heights	Las Vegas	135	24
3	LivingSmart Sandstone	Las Vegas	145	68
4	Ridgeview	Las Vegas	4	4
5	North Peak	Las Vegas	150	150
6	Castle Rock	Las Vegas	150	150
7	Eldorado Future	Las Vegas	145	145
8	Horizon Terrace	Las Vegas	165	118
9	Solano	Las Vegas	132	89
10	Alterra	Las Vegas	106	87
11	Bella Verdi	Las Vegas	106	102
12	Milennial	Las Vegas	2	2
13	Escala	Las Vegas	78	78
14	POD 5-1 Future	Las Vegas	215	215
15	Durango Ranch	Las Vegas	153	16
16	Durango Trail	Las Vegas	77	13
17	Meridian	Las Vegas	78	70
18	LivingSmart at Providence	Las Vegas	106	0
19	Encanto	Las Vegas	129	129
20	Summerglen	Las Vegas	140	85
21	The Canyons at MacDonald Ranch	Las Vegas	115	115
22	Northwest Assemblage	Las Vegas	40	40
23	Skye Canyon	Las Vegas	192	192
15	Durango Ranch	Las Vegas	8	8
	Pardee Nevada Lots Owned or Controlled:		2,740	1,922

(1) Includes land under a purchase contract or option contract as of September 30, 2015.

85

Current Phase of Development:  •358 lots remaining, ranging from 3,500 to 8,000  square feet  •Three active and one future product lines:  •Solano, Alterra, Bella Verdi and Escala    •Product square footages range from 2,180 to  4,200  •Current active project base sales prices range  from $289K to $591K    C:\Users\taylormi\Desktop\Pardee Logo.png Community Overview   Las Vegas Division   Inspirada Master Plan

Current Phase of Development:  •Large Pardee holding in North Las Vegas nearing build-out  •259 lots remaining; lots ranging from 3,500 to 6,000 sq ft  •Three product lines: Ridge, Heights and Sandstone  •Products square footages range from 1,825 to 4,000  •Current base sales prices range from $220K to $392K    Community Overview   Las Vegas Division   Eldorado Master Plan  87

Skye Canyon Master Plan   Las Vegas Division   Community Overview  Current Phase of Development:  •Brand new master planned community in  Northwest Submarket  •192 Lots  •Pardee Developing 2 Product Lines  •4,000 and 6,500 sq ft lots  •Products range from 2,500 sq ft to 3,900 sq ft  •Anticipated base sales price: $367K to $460K    88

[VALUE]   [VALUE]  [VALUE]  [VALUE]   [VALUE]   [VALUE]  1.0  1.5  2.0  2.5  3.0  3.5  4.0  4.5  5.0  0  50  100  150  200  250  300  350  YTD14  YTD15  Orders  Deliveries  Absorption  Orders, Deliveries and Absorption Rate   For the nine months ended September 30, 2014 and 2015   32%    YTD14 YTD15    7.2 10.2    Average Selling Communities   HB Revenue, Gross Profit $’s and Gross Margin %  For the nine months ended September 30, 2014 and 2015  [VALUE]  [VALUE]   [VALUE]   [VALUE]  18.2%   18.7%   10.0%  15.0%  20.0%  25.0%  30.0%  $0  $20,000  $40,000  $60,000  $80,000  $100,000  YTD14  YTD15  HB Revenue  Gross Profit $  GM %   YTD14 YTD15    $354K $368K    Average Sales Price of Deliveries   •Absorption rate of 3.3 is indicative of strong market  fundamentals  •Increase in active community count has led to  market share gains    •Gross margins trending higher due to price discipline  and improving market fundamentals  •Gross profit up 52% thanks to increase in deliveries,  higher average sale prices and better expense leverage    Financial Metrics   47%   Las Vegas Division   89

Colorado Division   90  Matt Osborn

91   •Division Operations established in 2012  •Office located in Denver, Colorado  •Operating in Denver Metro Area and  Northern Colorado  •Exponential growth in deliveries from 8  (2013), 57 (2014) and 128 (YTD 2015)  •47 employees, including sales and field  •6 active selling locations as of 9/30/15    •LTM deliveries as of 9/30/15: 150  •Lots owned or controlled (1): 607    Division Overview   Colorado Division   (1) Includes land under a purchase contract or option contract as of September 30, 2015

Colorado Northern Front Range Market:    Denver Metro Area – 7 Counties    Northern Colorado – 2 Counties   Population:    Denver Metro Area – 2.9 Million    Northern Colorado – 0.6 Million   Median Resale Home:    Denver Metro Area – $362,900    Northern Colorado – $323,243   Median New Home:    Denver Metro Area – $482,133    Northern Colorado – $360,382   Median Income:    Denver Metro Area – $67,360    Northern Colorado – $58,977      TPH Colorado Currently Operates in:    3 of 7 Counties in Denver Metro    1 of 2 Counties in N. Colorado   Colorado Market Overview   Sources: Metrostudy/Metro Denver Economic Development Corp. 92   Colorado Division

Colorado   Market Metrics   Source: John Burns Real Estate Consulting   Colorado Division   93

Colorado   Market Metrics   Source: John Burns Real Estate Consulting  Colorado Division   94

Colorado Division

Lots Owned or Controlled (1)

	Project Name	City	Total # of Lots	Lots Owned or Controlled as of 9/30/15
1	Terrain 4000	Castle Rock	149	56
2	Terrain 3500	Castle Rock	67	46
3	Leyden Rock 4000	Arvada	51	21
4	Leyden Rock 5000	Arvada	67	50
5	Candelas 6000	Arvada	76	73
6	Candelas 3500	Arvada	96	96
7	Platt Park North	Denver	29	8
8	Centerra 5000	Loveland	150	142
9	Whispering Pines	Aurora	115	115
Colorado Lots Owned or Controlled:			**800**	**607**



8
Loveland
Windsor
Eagle Campground



Superior
Broomfield
Henderson
Northglenn
Thornton
Rocky Flats National Wildlife Refuge
West Westminster
Westminster
Welby
Commerce City
Rocky Mountain Arsenal National Wildlife Refuge
Denver International Airport
White Ranch Park
Arvada
Northfield
Stapleton
Wheat Ridge
Golden
Denver
Aurora
Lakewood
Glendale
Genesee
Englewood
Evergreen
Littleton
Cherry Creek Reservoir
Ken Caryl
Centennial
Highlands Ranch
Meridian
Conifer
Chatfield State Park
Parker
Staunton State Park
Roxborough Park
Castle Pines
The Pinery
Castle Rock
= Active Project
= Closing Out
= Future Project

(1) Includes land under a purchase contract or option contract as of September 30, 2015

15

96   Terrain – Castle Rock, CO   Colorado Division   Community Overview

97   Community Overview   •First Colorado division community to  open, first orders in 2Q13 and first  deliveries in 4Q13  •Two Distinct Neighborhoods:  •Prelude Collection (3500 Series)  •Debut Collection (4000 Series)    •Square Footage Range:  •Prelude Collection - 2,059 to 2,311  •Debut Collection - 1,871 to 2,860    •Base Price Range  •Prelude Collection - $310K to $340K  •Debut Collection - $340K to $390K      Colorado Division   Terrain – Castle Rock, CO

Colorado Division   Community Overview   Candelas - Arvada, CO   98

Candelas - Arvada, CO   •Two Distinct Neighborhoods  •Prelude Collection (3500 Series)  •Encore Collection (6000 Series)    •Square Footage Range:  •Prelude Collection - 2,059 to 2,773  •Encore Collection - 2,955 to 4,299    •Base Price Range:  •Prelude Collection - $370K to $430K  •Encore Collection - $560K to $620K      Colorado Division   Community Overview   99

[VALUE]  [VALUE]   [VALUE]   [VALUE]   [VALUE]   [VALUE]   1.0  1.5  2.0  2.5  3.0  3.5  4.0  4.5  5.0  0  20  40  60  80  100  120  140  160  180  YTD14  YTD15  Orders  Deliveries  Absorption  Orders, Deliveries and Absorption Rate   For the nine months ended September 30, 2014 and 2015 (1)   137%    YTD14 YTD15  1.7 6.4  Average Selling Communities  HB Revenue, Gross Profit $’s and Gross Margin %   For the nine months ended September 30, 2014 and 2015 (1)   [VALUE]   [VALUE]   [VALUE]   [VALUE]   11.2%   16.0%   10.0%  15.0%  20.0%  25.0%  30.0%  $0  $10,000  $20,000  $30,000  $40,000  $50,000  $60,000  $70,000  YTD14  YTD15  HB Revenue  Gross Profit $  GM %   YTD14 YTD15  $400K $488K  Average Sales Price of Deliveries  •Significant increase in orders and deliveries thanks  to the opening of 5 new communities in 2H14  •Lower absorption rate due to higher priced product  across new communities    •Significant home sales revenue and profit increases  due to higher volume of deliveries  •Higher margins a function of product mix shift and  price increases    TRIP_logo.png 346%   Financial Metrics   Colorado Division   100   (1) Includes legacy TRI Pointe stand-alone operations for the nine month period ending September 30, 2014 as though the WRECO merger was completed on January 1, 2014

Austin,Texas  Houston, Texas  101   Will Holder

•Established in 1971  •Office located in Houston, Texas and soon  to be Austin  •149 employees, including sales and field  •23 active selling locations as of 9/30/15  •LTM deliveries as of 9/30/15: 551  •Lots owned or controlled (1): 1,976  •~#16 Houston builder by closings     ~#8 Houston builder by revenues    Company Overview   (1) Includes land under a purchase contract or option contract as of September 30, 2015    102

•Market made up of 9 counties  •Area: Approximately 10,062 sq. miles  •Population: Approximately 6.5M  •Median Resale: $214,500  •Median New Home: $273,500  •There are (7) distinct business districts:  •Downtown  •The Medical Center  •Uptown/The Galleria  •Energy Corridor  •Greenspoint  •Greenway Plaza  •Westchase        Houston   Market Overview   •The following are major employment  centers as well:  •The Woodlands  •SugarLand  •Ship Channel      103   Trendmaker Projects   Source: John Burns Real Estate Consulting

Market Overview 104 Source: Greater Houston Partnership, Talking Points Q2/2015

105 Market Overview Source: Greater Houston Partnership, Talking Points Q2/2015 & US BLS, Unemployment Rates for Metropolitan Areas

106 Market Overview Source: Fortune Magazine June 2015 & Greater Houston Partnership Research – “Corporate Headquarters” June 2015

107 Market Overview Source: Greater Houston Partnership, Talking Points Q2/2015 & Greater Houston Partnership, Employment Forecast December 2014

108 Market Overview Source: Trendmaker 2Q2015 Update by Metro Study

109 Market Overview Source: International Trade Administration, U.S. Metropolitan Area Exports 2014 ,The Port of Houston Authority’s Trade Statistics & Greater Houston Partnership, Talking Points Q2/2015

110 Market Overview Source: Greater Houston Partnership- Talking Points Q2/2015, Greater Houston Partnership – Facts 2015, Colliers International - “Houston’s Healthcare Arms Race” June 2015 & US Bureau of Labor and Statistics, July 2015

Houston   Market Metrics   Source: John Burns Real Estate Consulting   111

Houston Market Metrics Source: John Burns Real Estate Consulting 112

TRENDMAKER HOMES

Lots Owned or Controlled (1)

TRI POINTE GROUP


NORTH
NORTHEAST
NORTHWEST
WEST
SOUTH
SOUTHWEST
13
21
19
14
22
24
17
31
23
20
16
15
25
32
5
4
30
8
9
6
11
2
3
1
18
10
7
29
12
= Active Project
= Closing Out
= Future Project

	Project Name	City	Total # of Lots	Lots Owned or Controlled as of 9/30/15
1	Sedona Lakes	Pearland	24	13
1	Sedona Lakes	Pearland	8	8
2	Southern Trails	Pearland	41	13
2	Southern Trails	Pearland	2	2
3	Pomona	Manvel	10	10
3	Pomona Estates	Manvel	39	39
4	Cross Creek Ranch 60'	Fulshear	54	6
4	Cross Creek Ranch 65'	Fulshear	45	12
4	Cross Creek Ranch 70'	Fulshear	70	25
4	Cross Creek Ranch 80'	Fulshear	90	28
4	Cross Creek Ranch 90'	Fulshear	34	10
4	Villas at Cross Creek Ranch	Fulshear	106	17
4	Cross Creek	Fulshear	36	36
5	Cinco Ranch	Katy	100	11
6	Harvest Green 75'	Richmond	19	19
7	Sienna Plantation 80'	Missouri City	57	10
7	Sienna Plantation 85'	Missouri City	25	25
7	Villas at Sienna South	Missouri City	19	19
8	Lakes of Bella Terra	Richmond	116	36
9	Villas at Aliana	Richmond	81	25
9	Villas at Aliana	Richmond	38	38
10	Riverstone 55'	Sugar Land	80	23
10	Riverstone 80'	Sugar Land	50	6
10	Riverstone Avanti	Sugar Land	5	4
11	Townhomes at Imperial	Sugar Land	27	15
12	Harborwalk	Hitchcock	13	9
12	Harborwalk	Hitchcock	37	37
13	Fairfield	Cypress	70	20
14	Lakes of Fairhaven	Cypress	263	16
15	Towne Lake Living Views	Cypress	52	23

(1) Includes land under a purchase contract or option contract as of September 30, 2015

113

TRENDMAKER HOMES

Lots Owned or Controlled (1)

TRI POINTE GROUP


= Active Project
= Closing Out
= Future Project
NORTH
NORTHEAST
NORTHWEST
WEST
SOUTH
Austin
13
21
19
14
17
22
24
23
20
31
16
15
25
32
5
11
4
8
9
6
30
2
3
1
18
10
7
29
12
34
33

	Project Name	City	Total # of Lots	Lots Owned or Controlled as of 9/30/15
16	The Groves	Humble	19	12
16	The Groves	Humble	43	43
17	Hidden Arbor	Cypress	33	33
17	Hidden Arbor	Cypress	96	96
18	Clear Lake	Houston	521	518
18	Clear Lake	Houston	187	187
19	Barton Woods	Conroe	66	18
20	Villas at Oakhurst	Porter	54	7
21	Woodtrace	Woodtrace	25	13
22	Northgrove	Tomball	1	1
22	Northgrove	Tomball	24	24
23	Bender's Landing Estates	Spring	105	84
24	Creekside Park	The Woodlands	17	17
24	Creekside Park	The Woodlands	80	80
25	Cane Island	Katy	15	15
25	Cane Island	Katy	8	8
26	Avanti Custom Homes	Varies	127	23
27	Texas Casual Cottages	Round Top	88	17
28	Texas Casual Cottages	Hill Country	46	5
29	Meridiana	Iowa Colony	48	48
30	Fulshear Run	Fulshear	37	37
31	Lakes of Creekside	Harris County	27	27
32	Mustang Estates	Katy	40	40
33	Belterra	Austin	38	38
34	Headwaters	Austin	30	30
	Trendmaker Lots Owned or Controlled:		3,386	1,976

(1) Includes land under a purchase contract or option contract as of September 30, 2015

114

Option Highlights  •Land and land under development represents  only $60 million, or approximately 2% of the  Company’s total inventory  •Typical options are in the most desirable master  plan communities with life spans ranging from  5-15 years  •Allows flexibility and lowers risk due to short  horizon  •Lots are contracted per section (25-50 lots) – 1+  yrs/option  •Majority continue into subsequent sections,  providing a stable future pipeline  •Earnest money deposits are low and typically  released as lots are taken down  Historical Metrics  •Since 2000, 74% of deliveries were option lots  •2005 was the trough - 57% of deliveries were  option lots  •2013 was the peak - 94% of deliveries were  option lots    Option Lots   Typical Performance  Lots Owned or Controlled  115

•Market made up of 5 counties  •Area: Approximately 4,285 sq. miles  •Population: Approximately 1.25M  •Median Resale: $263,100  •Median New Home: $280,100  •Home Starts (as of June 2015): 11,333  •Closings (as of June 2015): 10,523  •Austin Home Sales (as of June 2015):  15,485  •Supply of Inventory: 2.8 months    Google Maps - Google Chrome Austin   Market Overview   •Initial Communities:  •Belterra  •Headwaters      116   Source: John Burns Real Estate Consulting and Metrostudy

[VALUE]   [VALUE]  [VALUE]   [VALUE]  [VALUE]  [VALUE]   1.0  1.5  2.0  2.5  3.0  3.5  4.0  0  50  100  150  200  250  300  350  400  450  500  YTD14  YTD15  Orders  Deliveries  Absorption  Orders, Deliveries and Absorption Rate  For the nine months ended September 30, 2014 and 2015  (13%)  YTD14 YTD15    23.5 26.0    Average Selling Communities   HB Revenue, Gross Profit $’s and Gross Margin %  For the nine months ended September 30, 2014 and 2015  [VALUE]   [VALUE]  [VALUE] [VALUE]   20.7%  18.8%  10.0%  15.0%  20.0%  25.0%  30.0%  $0  $50,000  $100,000  $150,000  $200,000  $250,000  YTD14  YTD15  HB Revenue  Gross Profit $  GM %   YTD14 YTD15    $492K $512K    Average Sales Price of Deliveries   •Orders down 13% YOY, inline with the broader  Houston market, according to Metro Study  •23 active communities represent $192 million in  inventory, or 7.4% of the Company total    •YTD 2015 margins of 18.8% roughly in line with  Trendmaker’s 10-year average  •Homebuilding operations remain profitable despite the  impact of lower oil prices on the local economy    1%  Financial Metrics   117

California and Consolidated Company Financial Metrics Tom Mitchell, COO

[VALUE]  [VALUE]   [VALUE]   [VALUE]   [VALUE] [VALUE]   1.0  1.5  2.0  2.5  3.0  3.5  4.0  4.5  5.0  0  100  200  300  400  500  600  700  800  900  YTD14  YTD15  Orders  Deliveries  Absorption  Orders, Deliveries and Absorption Rate  For the nine months ended September 30, 2014 and 2015 (1)  84%  YTD14 YTD15  10.5 20.6  Average Selling Communities  HB Revenue, Gross Profit $’s and Gross Margin %   For the nine months ended September 30, 2014 and 2015 (1)   [VALUE]   [VALUE]   [VALUE]  [VALUE]   18.6%  18.9%  10.0%  15.0%  20.0%  25.0%  30.0%  $0  $50,000  $100,000  $150,000  $200,000  $250,000  $300,000  $350,000  $400,000  $450,000  YTD14  YTD15  HB Revenue  Gross Profit $  GM %   YTD14 YTD15  $849K $826K  Average Sales Price of Deliveries  •Aggressive community count growth has resulted in  big increase in orders and deliveries  •Absorption pace above 4.0 indicative of operational  excellence and a focus on inventory turns    •Growth in deliveries has resulted in a 47% increase in  home sales revenue YTD  •Gross profit 49% higher YTD due to margin expansion  and better expense leverage    California Divisions   47%  Financial Metrics   (1) Includes legacy TRI Pointe stand-alone operations for the nine month period ending September 30, 2014 as though the WRECO merger was completed on January 1, 2014  119

[VALUE]  [VALUE]   [VALUE] [VALUE]  [VALUE]  [VALUE]  2.0  2.5  3.0  3.5  4.0  4.5  5.0  5.5  6.0  6.5  7.0  0  100  200  300  400  500  600  700  YTD14  YTD15  Orders  Deliveries  Absorption  Orders, Deliveries and Absorption Rate  For the nine months ended September 30, 2014 and 2015  16%    YTD14 YTD15  13.1 12.6  Average Selling Communities  HB Revenue, Gross Profit $’s and Gross Margin %   For the nine months ended September 30, 2014 and 2015   [VALUE]  [VALUE]  [VALUE]  [VALUE]  26.0%  33.4%   10.0%  15.0%  20.0%  25.0%  30.0%  35.0%  40.0%  $0  $50,000  $100,000  $150,000  $200,000  $250,000  $300,000  YTD14  YTD15  HB Revenue  Gross Profit $  GM %   YTD14 YTD15  $523K $574K  Average Sales Price of Deliveries  •Absorption rate of 5.8 demonstrates strong demand  for new housing and excellent market positioning  •Expect community count to grow as part of our  strategic focus on putting assets into production    •Gross margin profile reflects low land basis and  organic price increases  •Significant legacy land position provides long  runway for future growth    9%  Financial Metrics  California Divisions   120

[VALUE]  [VALUE]  [VALUE]   [VALUE] [VALUE]   [VALUE]  1.0  1.5  2.0  2.5  3.0  3.5  4.0  0  500  1000  1500  2000  2500  3000  3500  4000  YTD14  YTD15  Orders  Deliveries  Absorption  Orders, Deliveries and Absorption Rate  For the nine months ended September 30, 2014 and 2015 (1)  33%  YTD14 YTD15  98.5 117.4  Average Selling Communities  HB Revenue, Gross Profit $’s and Gross Margin %  For the nine months ended September 30, 2014 and 2015 (1)  [VALUE]   [VALUE]  [VALUE]   [VALUE]  20.4% 20.4%  10.0%  12.0%  14.0%  16.0%  18.0%  20.0%  22.0%  24.0%  $0  $200,000  $400,000  $600,000  $800,000  $1,000,000  $1,200,000  $1,400,000  $1,600,000  YTD14  YTD15  HB Revenue  Gross Profit $  GM %   YTD14 YTD15  $545K $554K  Average Sales Price of Deliveries  •Orders and deliveries higher thanks to improved  absorption rates and increased community count    •22% increase in home sales revenue driven by higher  closing volumes  •2015 gross margins expected to be approximately 21%  for the full year    22%  Consolidated Company Financial Metrics   (1) Includes legacy TRI Pointe stand-alone operations for the nine month period ending September 30, 2014 as though the WRECO merger was completed on January 1, 2014 121

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2015 Investor Day – November 10, 2015 Maracay Homes – Pardee Homes – Quadrant Homes – Trendmaker Homes – TRI Pointe Homes – Winchester Homes